Exhibit 10.11

LIBOR TRANSITION AMENDMENT
THIS LIBOR TRANSITION AMENDMENT (this “Agreement”), dated as of December 9, 2021 (the “Amendment Effective Date”), is entered into among SPX CORPORATION, a Delaware corporation (the “Parent Borrower”), the Subsidiary Guarantors party hereto, and BANK OF AMERICA, N.A., as the Administrative Agent.
RECITALS
WHEREAS, the Parent Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, Deutsche Bank AG Deutschlandgeschäft Branch, as the Foreign Trade Facility Agent, and Bank of America, N.A., as the Administrative Agent, have entered into that certain Credit Agreement dated as of September 1, 2015 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Global Revolving Loans under the Credit Agreement denominated in Euros, Sterling, Yen and Swiss Francs (each, an “Impacted Currency” and, collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and
WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on Appendix A) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.    Agreement. Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currencies. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currencies and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currencies.
3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or any other Loan Document, the terms hereof shall control.
4.    Condition Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by the Parent Borrower, each Subsidiary Guarantor, and the Administrative Agent.
5.    Payment of Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
6.    Miscellaneous.

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(a)The Loan Documents, and the obligations of the Loan Parties under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents. With regard to § 3 Abs. 1 S. 1 Nr. 2, Abs. 4 German AML Act, each Subsidiary Guarantor confirms that any security or other credit support it is providing under any of the Loan Documents is provided for the benefit of the applicable Borrower(s).
(c)Each Loan Party represents and warrants as follows: (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iii) no material consent or approval of, authorization or order of, or filing, registration or qualification with, any Governmental Authority is required in connection with the execution, delivery or performance by such Loan Party of this Agreement; and (iv) before and after giving effect to this Agreement, (A) the representations and warranties of such Loan Party set forth in the Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 6(c)(iv)(A), the representations and warranties contained in Section 3.4(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.1(a) and Section 5.1(b) of the Credit Agreement, and (B) no Default or Event of Default shall have occurred and be continuing.
(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
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(g)The terms of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
PARENT BORROWER:            SPX CORPORATION,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President, Secretary and General Counsel
SUBSIDIARY GUARANTORS:        FLASH TECHNOLOGY, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
GENFARE HOLDINGS, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
MARLEY ENGINEERED PRODUCTS LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary
SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary
SPX HEAT TRANSFER LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
SPX CORPORATION
LIBOR TRANSITION AMENDMENT

SPX HOLDING INC.,
a Connecticut corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
TCI INTERNATIONAL, INC.,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
THE MARLEY COMPANY LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary
THE MARLEY-WYLAIN COMPANY, LLC,
a Delaware limited liability company
By:    /s/ Matthew Hanna
Name:    Matthew Hanna
Title:    Vice President, Secretary and Treasurer
ELXSI CORPORATION,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
CUES, INC.,
a Delaware corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary

SPX CORPORATION
LIBOR TRANSITION AMENDMENT

PATTERSON-KELLEY, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary
ULC BUSINESS HOLDINGS, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
ULC ROBOTICS INTERNATIONAL, INC.,
a New York corporation
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
ULC TECHNOLOGIES, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary
WM TECHNOLOGIES, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Executive Vice President and Secretary
SEALITE USA, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary

SPX CORPORATION
LIBOR TRANSITION AMENDMENT

SEALITE INVESTMENTS, LLC,
a Delaware limited liability company
By:    /s/ John W. Nurkin
Name:    John W. Nurkin
Title:    Vice President and Secretary

SPX CORPORATION
LIBOR TRANSITION AMENDMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as the Administrative Agent
By:    /s/ Ronald Naval
Name: Ronald Naval
Title: Vice President

SPX CORPORATION
LIBOR TRANSITION AMENDMENT

Appendix A
TERMS APPLICABLE TO LOANS DENOMINATED IN IMPACTED CURRENCIES
1.    Defined Terms. The following terms shall have the meanings set forth below:
“Administrative Agent’s Office”: with respect to any currency, the Administrative Agent’s address specified in the Credit Agreement with respect to such currency, or such other address with respect to such currency as the Administrative Agent may from time to time notify the Parent Borrower and the Lenders.
“Alternative Currency”: Euros, Sterling, Yen and Swiss Francs.
“Alternative Currency Daily Rate”: for any day, with respect to any Global Revolving Loan (a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment, and (b) denominated in Swiss Francs, the rate per annum equal to SARON determined pursuant to the definition thereof plus the SARON Adjustment; provided that if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.
“Alternative Currency Daily Rate Loan”: a Global Revolving Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Alternative Currency.
“Alternative Currency Loan”: an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.
“Alternative Currency Term Rate”: for any Interest Period, with respect to any Global Revolving Loan under the Credit Agreement:
(a)denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; and
(b)denominated in Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period;
provided that if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Alternative Currency Term Rate Loan”: a Global Revolving Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency.
SPX CORPORATION
LIBOR TRANSITION AMENDMENT

“Business Day”: any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that:
(a)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day;
(b)    if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom, (ii) Swiss Francs, means a day other than when banks are closed for settlement and payments of foreign exchange transactions in Zurich because such day is a Saturday, Sunday or a legal holiday under the laws of Switzerland, and (iii) Yen, means a day other than when banks are closed for general business in Japan; and
(c)    if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
“Calculation Date”: each of the following: (a) each date of a Borrowing of a Global Revolving Loan that is an Alternative Currency Loan; (b) with respect to a Global Revolving Loan that is an Alternative Currency Daily Rate Loan, each Interest Payment Date; (c) each date of a continuation of a Global Revolving Loan that is an Alternative Currency Term Rate Loan pursuant to the terms of the Credit Agreement; and (d) such additional dates as the Administrative Agent shall determine or the Required Lenders in respect of the Global Revolving Facility shall require.
“Conforming Changes”: with respect to the use, administration of or any conventions associated with SONIA, SARON, EURIBOR, TIBOR or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “SARON”, “EURIBOR”, “TIBOR”, and “Interest Period”, the timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, the timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the reasonable discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“EURIBOR”: has the meaning specified in the definition of “Alternative Currency Term Rate”.
“Interest Payment Date”: (a) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and the Global Revolving Maturity Date, and (b) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Alternative Currency Term Rate Loan and the Global Revolving Maturity Date; provided that if
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any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest Period”: as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the applicable Borrower in a Borrowing Request or an Interest Election Request, as applicable, or such other period that is twelve months or less requested by the applicable Borrower in a Borrowing Request or an Interest Election Request, as applicable, and consented to by all the Lenders providing such Alternative Currency Term Rate Loan; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the Global Revolving Maturity Date.
“SARON”: with respect to any applicable determination date, the Swiss Average Rate Overnight published on the fifth (5th) Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided that if such determination date is not a Business Day, SARON means such rate that applied on the first Business Day immediately prior thereto.
“SARON Adjustment”: –0.0571% per annum.
“SONIA”: with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth (5th) Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment”: 0.0326% per annum.
“Successor Rate’: any LIBOR Successor Rate or any other successor rate established pursuant to the terms of the Loan Documents.
“TIBOR”: has the meaning specified in the definition of “Alternative Currency Term Rate”.
2.    Terms Applicable to Alternative Currency Loans. From and after the Amendment Effective Date, the parties hereto agree as follows, solely with respect to Alternative Currency Loans:
(a)    Alternative Currencies. (i) No Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Global Revolving Loan denominated in an Alternative Currency, or to continue an existing Global
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Revolving Loan denominated in an Alternative Currency, shall be deemed to be a request for a new Global Revolving Loan bearing interest at the Alternative Currency Daily Rate or the Alternative Currency Term Rate, as applicable; provided that if any Global Revolving Loan that is a Eurocurrency Loan bearing interest by reference to LIBOR is outstanding on the Amendment Effective Date, such Global Revolving Loan shall continue to bear interest by reference to LIBOR until the end of the current Interest Period or payment period applicable to such Global Revolving Loan.
(b)    References to Eurocurrency Rate and Eurocurrency Loans in the Credit Agreement and other Loan Documents.
(i)    References to the Eurocurrency Rate and Eurocurrency Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definition of “Eurocurrency Rate”) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, and Alternative Currency Loans, as applicable.
(ii)    For purposes of any requirement for any Borrower to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Alternative Currency Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Loan.
(c)    Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
(d)    Calculation Dates. The Administrative Agent shall determine the Exchange Rates as of each Calculation Date to be used for calculating Dollar Equivalent amounts of credit extensions and outstanding amounts denominated in Alternative Currencies. Such Exchange Rates shall become effective as of such Calculation Date and shall be the Exchanges Rates employed in converting any amounts between the applicable currencies until the next Calculation Date to occur.
(e)    Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Credit Agreement:
(i)    Borrowings of Alternative Currency Loans. To request a Borrowing (other than a continuation, which is governed by Section 2(e)(ii)) of Global Revolving Loans that are Alternative Currency Loans, the relevant Borrower shall notify the
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Administrative Agent of such request by telephone not later than 11:00 a.m. four Business Days before the date of the proposed Borrowing; provided that if the applicable Borrower wishes to request Alternative Currency Term Rate Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” (A) the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the requested date of such Borrowing, (B) the Administrative Agent shall give prompt notice to the Global Revolving Lenders of such request and determine whether the requested Interest Period is acceptable to all of them, and (C) not later than 11:00 a.m. four Business Days before the requested date of such Borrowing, the Administrative Agent shall notify the applicable Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Global Revolving Lenders. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and (x) signed by the Parent Borrower or (y) in the case of Borrowings by a Foreign Subsidiary Borrower, signed by the Parent Borrower or such Foreign Subsidiary Borrower, as specified by the Parent Borrower by prior written notice to the Administrative Agent. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2 of the Credit Agreement: (1) the applicable Borrower requesting such Borrowing (and be signed on behalf of such Borrower); (2) the Class of the requested Borrowing; (3) the aggregate amount of such Borrowing; (4) the date of such Borrowing, which shall be a Business Day; (5) in the case of a Borrowing of Alternative Currency Term Rate Loans, the initial Interest Period to be applicable thereto; (6) the location and number of the relevant Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.7 of the Credit Agreement; and (7) the currency of such Borrowing (which shall be in an Alternative Currency). If the applicable Borrowing is of Alternative Currency Term Rate Loans but no Interest Period is specified with respect thereto, then the relevant Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Global Revolving Lender of the details thereof and of the amount of such Global Revolving Lender’s Global Revolving Loan to be made as part of the requested Borrowing.
(ii)    Continuations of Alternative Currency Term Rate Loans.
(A)    Each Borrowing of Global Revolving Loans that are Alternative Currency Loans initially shall be of the type specified in the applicable Borrowing Request and, in the case of Alternative Currency Term Rate Loans, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, a Borrower may elect to continue Alternative Currency Term Rate Loans and may elect Interest Periods therefor, all as provided in this Section 2(e)(ii). A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Global Revolving Lenders holding such Borrowing, and the Global Revolving Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding the foregoing, a Borrower may not (1) elect to convert the currency in which any such Alternative Currency Loans are denominated, or (2) elect an Interest Period for Alternative Currency Term Rate Loans that does not comply with this Agreement.
(B)    To make an election pursuant to this Section 2(e)(ii)(A), a Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2(e)(i) if such Borrower were requesting a Borrowing of Alternative Currency Term Rate Loans. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by delivery to the Administrative Agent of a written
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Interest Election Request in a form approved by the Administrative Agent and signed by the relevant Borrower.
(C)    Each telephonic and written Interest Election Request shall specify the following information in compliance with this Section 2(e)(ii): (1) the Borrowing of Alternative Currency Term Rate Loans to which such Interest Election Request applies; (2) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; and (3) the Interest Period(s) to be applicable to such Alternative Currency Term Rate Loans after giving effect to such election. If any such Interest Election Request does not specify an Interest Period, then the relevant Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(D)    Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Global Revolving Lender of the details thereof and of such Global Revolving Lender’s portion of each resulting Borrowing of Alternative Currency Term Rate Loans.
(E)    If the relevant Borrower fails to deliver a timely Interest Election Request with respect to an Alternative Currency Term Rate Loan prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided in the Credit Agreement, at the end of such Interest Period such Borrowing shall automatically continue as an Alternative Currency Term Rate Loan having an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Parent Borrower, then, so long as an Event of Default is continuing, no Borrowing of an Alternative Currency Term Rate Loan having an Interest Period in excess of one month may be made or continued.
(F)    No Alternative Currency Loan may be converted into or continued as a Global Revolving Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency.
(iii)    Conforming Changes. With respect to any Alternative Currency Daily Rate or any Alternative Currency Term Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided that with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Parent Borrower and the Lenders reasonably promptly after such amendment becomes effective.
(iv)    Borrowing Requests; Interest Election Requests. Any Borrowing Request with respect to the Borrowing of any Alternative Currency Loan shall be in a form approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), and shall be appropriately completed and signed by a Responsible Officer of the Parent Borrower (or, in the case of a Borrowing by a Foreign Subsidiary Borrower, signed by the Parent Borrower or such Foreign Subsidiary Borrower, as specified by the Parent Borrower by prior written notice to the Administrative Agent). Any Interest Election Request with respect to any continuation of any Alternative Currency Term Rate Loan shall be in a form approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the
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Administrative Agent), and shall be appropriately completed and signed by a Responsible Officer of the relevant Borrower.
(f)    Interest.
(i)    Subject to Section 2.15(c) of the Credit Agreement: (A) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; and (B) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate.
(ii)    Interest on each Alternative Currency Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(g)     Computations. All computations of interest for Alternative Currency Loans (other than Alternative Currency Loans with respect to SARON) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. All other computations of fees and interest with respect to Alternative Currency Loans determined by reference to SARON shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Alternative Currency Loans for the day on which the Alternative Currency Loans is made, and shall not accrue on an Alternative Currency Loans, or any portion thereof, for the day on which the Alternative Currency Loans or such portion is paid; provided that any Alternative Currency Loans that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(h)    Successor Rates. The provisions in the Credit Agreement addressing the replacement of a current Successor Rate for a currency shall be deemed to apply to Alternative Currency Loans and SONIA, TIBOR, SARON and EURIBOR, as applicable, and the related defined terms shall be deemed to include Sterling, Yen, Swiss Francs and Euros and SONIA, TIBOR, SARON and EURIBOR, as applicable.
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